UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event Reported):  December 19, 2009

SinoCubate, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29219	98-0199508
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer ID Number)

65 Broadway, 7th Floor, New York, NY 10006

(Address of principal executive offices)

(212) 359-4300

(Registrant's Telephone Number)

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4)

Item 1.01.  Entry into Material Definitive Agreement.

On December 19, 2009, SinoCubate, Inc., (“SinoCubate”) entered into a strategic partnership agreement (the “Strategic Partnership Agreement”) with Viking Investments Group LLC (“Viking”), whereby Viking and SinoCubate will work together and assist various business entities (“Clients”) in the Peoples Republic of China (the “PRC”) in their endeavors to become publicly listed companies in the United States in consideration for a fee.

As main parts of the Strategic Partnership Agreement, SinoCubate will:

(A)
Issue to Viking Fifteen-Million (15,000,000) newly issued restricted shares of its common stock, par value $0.01 in consideration for its right to acquire Twenty-Five percent (25%) of all net equity received by Viking from its potential future Chinese Clients (“Transaction” or plural “Transactions”) in exchange for newly issued shares of common stock of SinoCubate, calculated as fair value, to be issued at the time of each potential future Transaction, and its integration with the business of Viking Investments, (the “Strategic Partnership Agreement”).

(B)
Issue to Viking Four-Million-Seven-Hundred-Thousand (4,700,000) shares of its common stock, par value $0.01 in consideration for One Hundred Thousand (100,000) common stock of Renhuang Pharmaceuticals, Inc., (“Renhuang”) currently owned by Viking.

The determination of the amount of shares for value received by SinoCubate from Viking was based on the following:

(A)
For the issuance of the 15 million shares of common stock, Viking and SinoCubate decided arbitrarily that the issuance is fair value for the Strategic Partnership Agreement, including SinoCubate’s right to acquire from Viking, 25% of all potential future equity received by Viking from Chinese Clients.

(B)
For the issuance of the 4,700,000 shares of common stock, the amount of the shares was determined by dividing one share of common stock of Renhuang for 47 newly issued shares of common stock of SinoCubate.  In determining the fair value of the exchange ratio of the shares, SinoCubate and Viking have taken into consideration among other things the December 30, 2008 released report by the Securities and Exchange Commission (SEC) on fair valuation.  The SEC report recommends “improvements to existing practice including reconsidering the accounting for impairments and the development of additional guidance for determining fair value of investments in inactive markets”.

Prior to the issuance of the combined 15,000,000 and the 4,700,000 (19,700,000) newly issued shares of common stock of SinoCubate, Viking Investments owned 604,655 shares  (approximately 60%) of the then total issued and outstanding 995,655 shares of common stock of SinoCubate.  After the issuance of the 19,700,000 shares, Viking owns 20,304,655 (approximately 98%) of the total 20,695,655 issued and outstanding shares of common stock of SinoCubate.

On December 19, 2009 the Board of Directors of SinoCubate, Inc., determined the amount of shares to be issued by SinoCubate was fair and approved the issuance of the shares to Viking in exchange for the Renhuang shares, and taken into consideration the Strategic Partnership Agreement with Viking, adopted a resolution that SinoCubate is no longer a shell company, as the term is defined in Rule 12b-2 of the Securities Act.

SinoCubate is neither an underwriter as the term is defined in Section 2(a)(11) of the Securities Act of 1933. SinoCubate is not an investment company pursuant to the Investment Company Act of 1940.  SinoCubate is not an investment adviser pursuant to the Investment Advisers Act of 1940. SinoCubate is not registered with FINRA or SIPC.  SinoCubate is not an investment bank. SinoCubate provides consultant services in consideration for a fee.

Related Party Transaction

On December 19, 2009, Viking Investments, controlled and managed by Tom Simeo, SinoCubate’s Chairman, CEO and President, entered into an agreement related to the issuance 4,750,000 newly issued shares of SinoCubate’s common stock to Viking in exchange for One Hundred Thousand (100,000) shares of common stock of Renhuang Pharmaceuticals, Inc., (“Renhuang”) owned by Viking and 15,000,000 new shares of SinoCubate’s common stock to Viking in exchange for the Strategic Partnership Agreement referred to under Item 1.01 of this 8-K Current Report.

The amount of the newly issued shares issued in consideration for the 100,000 Renhuang shares, was determined by issuing 47 new shares for each share of Renhuang. The amount of the newly issued shares for the Strategic Partnership Agreement and the right to acquire from Viking, 25% of all potential future equity received by Viking from its Chinese Clients was arbitrarily negotiated between Viking Investments and SinoCubate.

No changes in control

To the knowledge of management, there are no present arrangements or pledges of SinoCubate’s securities, which may result in a change of control of SinoCubate.

Company history of SinoCubate

SinoCubate was incorporated under the laws of the State of Florida on May 3, 1989 as Sparta Ventures Corp. and remained inactive until June 27, 1998.  The name of SinoCubate was changed to Thermal Ablation Technologies Corporation on October 8, 1998 and then to Poker.com, Inc. on August 10, 1999.  On September 15, 2003, SinoCubate changed its name to LegalPlay Entertainment Inc. and on November 8, 2006, the name of SinoCubate was changed to Synthenol Inc.  SinoCubate’s business through December 31, 2003 was primarily related to the operations of online gaming.  In 2004, SinoCubate discontinued the online gaming operations and redirected its business strategy to acquisition and marketing of new poker software to on-line gaming websites worldwide.

On August 15, 2008, pursuant to a stock purchase agreement, Viking Investments Group LLC or Viking acquired 366,520 shares of SinoCubate’s common stock from certain of SinoCubate’s stockholders for $350,000 in cash.  In connection with the acquisition of the shares, certain promissory notes and debt in the aggregate principal amount of $243,500 owed to the selling stockholders by SinoCubate were assigned by the stockholders to Viking as reported on a Current Report on Form 8-K filed with the SEC on August 21, 2008.  The shares acquired by Viking represented approximately 50.1% of SinoCubate’s then issued and outstanding capital stock calculated on a diluted basis and the sale of the shares represented a change of control of SinoCubate.

On September 29, 2008, the Board of Directors of SinoCubate ratified the cancellation of shares (aggregate of 20,504 shares) of common stock previously held by SinoCubate in its treasury.  The cancellation of the shares, which were effective on September 23, 2008, reduced the number of issued and outstanding shares of common stock of SinoCubate from 1,016,159 to 995,655 shares.

Effective November 3, 2008, SinoCubate merged with and into its wholly-owned subsidiary, SinoCubate, Inc., a newly formed Nevada corporation, which remained the surviving entity of the merger.  SinoCubate (Nevada) was formed in the State of Nevada on September 11, 2008.  The merger resulted in a change of name of SinoCubate from Synthenol Inc. to SinoCubate, Inc. and a change in the state of incorporation of SinoCubate from Florida to Nevada.  Pursuant to the terms of an agreement and plan of merger dated September 29, 2008 (attached as exhibit to a Definitive Information Statement on Schedule 14C filed with the SEC on October 14, 2008) and effective as of November 3, 2008, SinoCubate possesses all the rights, privileges, powers of Synthenol, Inc., and Synthenol’s debts and liabilities are now debts and liabilities of SinoCubate.  In addition, all the issued and outstanding shares of common stock of Synthenol were automatically converted into shares of SinoCubate’s common stock at the rate of one share of SinoCubate common stock, par value $0.001 per share.  The articles of incorporation and bylaws of SinoCubate now govern SinoCubate.

Prior to August 15, 2008, SinoCubate disposed of its subsidiaries and made settlements with its creditors, leaving SinoCubate with no significant assets and liabilities. The new management of SinoCubate decided to focus on a new business strategy pursuant to which SinoCubate would seek to enter into contractual arrangements with entities that enabled SinoCubate to either purchase outright the assets and/or business operations of such entities or to enter into business arrangements, such as joint ventures or similar combinations with such entities to manage and operate such entities.

The Strategic Partnership Agreement with Viking is a change in the direction of SinoCubate.  On December 19, 2009 SinoCubate adopted a resolution that SinoCubate is no longer a shell company, as the term is defined in Rule 12b-2 of the Securities Act.
.
SinoCubate is a development stage company as defined by Statement of Financial Accounting Standards or SFAS No. 7, “Development Stage Enterprises.”

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking information. Forward-looking information includes statements relating to future actions, future performance, costs and expenses, outcome of contingencies, financial condition, results of operations, liquidity, business strategies, objectives of management, and other such matters of SinoCubate. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking information to encourage companies to provide prospective information about themselves without fear of litigation so long as that information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information. Forward-looking information may be included in this Current Report on Form 8-K or may be incorporated by reference from other documents filed with the Securities and Exchange Commission the "SEC") by SinoCubate. You can find many of these statements by looking for words including, for example, "believes," "expects," "anticipates," "estimates" or similar expressions in this Current Report on Form 8-K or in documents incorporated by reference in this Report. SinoCubate undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
SinoCubate has based the forward-looking statements relating to its operations on management's current expectations, estimates, and projections about it and the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that SinoCubate cannot predict. In particular, SinoCubate has based any of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, SinoCubate's actual results may differ materially from those contemplated by these forward-looking statements. Any differences could result from a variety of factors, including, but not limited to, failure to effectuate its business plan, inability to maintain costs, loss of customers, regulatory issues, general economic and business conditions, competition, and other factors.

DESCRIPTION OF BUSINESS OF SINOCUBATE

Plan of operations

Overview
On December 19, 2009, the Board of Directors decided that SinoCubate intends to assist non-listed entities (“Clients”) in the Peoples Republic of China or the PRC on their endeavors to become publicly listed companies in the United States in consideration for a fee, comprised of either cash or equity, or a combination of both (hereinafter referred to as a “Transaction” or plural “Transactions”). SinoCubate is neither an underwriter as the term is defined in Section 2(a)(11) of the Securities Act of 1933. SinoCubate is not an investment company pursuant to the Investment Company Act of 1940.  SinoCubate is not an investment adviser pursuant to the Investment Advisers Act of 1940. SinoCubate is not registered with FINRA or SIPC.  SinoCubate is not an investment bank. SinoCubate provides consultant services in consideration for a fee.

This is a change in direction for SinoCubate. Previously, SinoCubate’s business plan had been focused on investigating and then, if deemed economically feasible, entering into contractual arrangements with entities that would have enabled SinoCubate to either purchase outright the assets and and/or business operations of such entities or to enter into business arrangements, such as joint ventures or similar other combinations with those entities. SinoCubate does not expect to see immediate economic results from its development and, ultimately, there can be no guarantee that the business model will develop to become successful and/or profitable.

SinoCubate is in immediate need of further working capital and options are being explored with respect to financing in the form of debt, equity or a combination thereof.

Properties

As part of the Strategic Partnership Agreement as referred to under Item 1.01 of this Current Report 8-K, SinoCubate is using the offices of Viking Investments in New York, USA and Shanghai, China at no cost.

Legal Proceedings

As of the date of this filing, December 19, 2009, SinoCubate is not a party to any pending or threatened legal proceedings.

RISK FACTORS

SinoCubate will need to raise additional capital to expand its business

The cycle for completing Transactions, if any, with potential Clients are extremely long. Until SinoCubate completes any Transaction, if at all, SinoCubate will have extremely limited financial resources.  For the foreseeable future, SinoCubate will fund all of its operations and capital expenditures from cash on hand and liquidation of current assets, or contribution from its majority shareholder, Viking Investments (“Viking”) through debt or equity, or a combination of both.  Although Viking has financed SinoCubate’s operations from August 15, 2008, when Viking became its majority shareholder, there is no guarantee that Viking will continue to do so in the future.  SinoCubate will then need to seek additional sources of financing, which may not be available on favorable terms, if at all. If SinoCubate does not succeed in raising additional funds on acceptable terms, SinoCubate may be unable to complete its expansion and future growth. In addition, SinoCubate could be forced to discontinue SinoCubate’s business development, reduce or forego sales and marketing efforts and forego attractive business opportunities. Any additional sources of financing will likely involve the issuance of SinoCubate’s equity securities, which will have a dilutive effect on SinoCubate’s stockholders.  SinoCubate’s failure to raise capital could negatively impact the value of its securities.

SinoCubate has a limited operating history as a publicly listed company, upon which to base an investment decision

Prior to adopting SinoCubate’s new business strategy, SinoCubate has limited operating history as a publicly listed company and SinoCubate has not demonstrated an ability to perform the functions necessary for an operating publicly listed company. The successful outcome will require SinoCubate to perform a variety of functions, including but not limited to the following:

•	Continue to efficiently manage its business domestically and in any new markets;
•	Disclose and report information in a timely manner to the Securities and Exchange Commission (SEC) and to the general public about SinoCubate and its business; and
•	Communicate with SinoCubate’s shareholders.

SinoCubate’s failure to operate as a publicly listed company could negatively impact the value of its securities.

Limited cash flow

SinoCubate’s cash flow will be based on how successful, if at all, it can receive consultant fees or sell equity that it receives as remuneration from its potential future Clients. Even if the initial value of equity received in its Clients are valuable, there is no assurance that SinoCubate will be able to sell those shares in the market, if desired, or needed. SinoCubate will receive, if any, restricted shares in Client companies that it cannot resell until those shares are registered or excempt for registration pursuant to the rules and regulations by the Securities and Exchange Commission, (SEC). SEC may from time to time change holding periods and restrictions for resale of restricted shares, and excemptions for resale may not be available at the time SinoCubate needs cash.  Therefore, no assurance can be given that SinoCubate will generate the necessary cash flow needed to operate its business as desired. SinoCubate’s failure to not have enough cash flow could negatively impact the value of its securities.

Limited value of future remuneration from SinoCubate’s Clients

No assurance can be given that these potential future Clients will be profitable and valuable.  The value of equity in SinoCubate’s potential future Clients may be very limited, if any.  Therefore, no assurance can be given as to the value of any equity position held in these Clients by SinoCubate. SinoCubate’s failure to obtain valuable equity from its Clients could negatively impact the value of its securities.

 Limited number of Clients

The market of potential future Clients that could have a need of SinoCubate’s services are limited.  SinoCubate competes with other competitors that have greater financial and human resources then SinoCubate has, and no assurance can be given that SinoCubate will be able to successfully assist Clients in their endeavors to become listed companies in the United States.  SinoCubate’s failure to obtain sufficient number of Clients could negatively impact the value of its securities.

SinoCubate’s and its potential future Clients’ regulatory compliance in the PRC

SinoCubate’s potential future Clients operate pursuant to the rules and regulations in the PRC.  Laws and regulations in the PRC are undergoing dramatic changes that may make it very difficult, if at all possible, for SinoCubate to successfully assist its potential future Clients. Further, SinoCubate’s potential future Clients faces regulatory issues and policy changes that may make it very difficult for them to operate their businesses in the domestic market. Therefore, no assurance can be given that SinoCubate will be successful in providing and complete its services to its Clients, and even if SinoCubate completes its services, its Clients may not be able to comply with the rules and regulations in the PRC. SinoCubate’s failure, or its Clients’ failure not to meet the PRC rules and regulations could negatively impact the value of its securities.

SinoCubate’s potential Clients regulatory compliance in the United States

SinoCubate potential future Clients are Chinese entities with limited or no experiences from financial markets, especially in the United States, with no demonstrated ability to perform the functions necessary for an operating publicly listed company in the United States.  SinoCubate’s potential future Clients will be subject to the compliance by the United States Securities and Exchange Commission (SEC). SinoCubate’s potential future Clients need to comply with disclosure and audit requirements. If SinoCubate’s potential future Clients do not meet those requirements, its potential future Clients may be delisted or downgraded and the value of any equity in those potential future Clients may be impacted or depleted.  No assurance can be given that SinoCubate’s potential future Clients will be in compliance with the SEC’s rules and regulations. The successful outcome will require SinoCubate’s potential future Clients to perform a variety of functions, including but not limited to the following:

•	Efficiently manage their businesses domestically and in the United States;
•	Disclose and report information in a timely manner to the SEC and to the general public about their companies and their business; and
•	Communicate with their shareholders.

SinoCubate potential future Clients’ failure not to meet the SEC’s rules and regulations could negatively impact the value of its securities.

SinoCubate’s profitability is limited

SinoCubate will need to generate significant revenues in order to achieve and maintain profitability. SinoCubate may not be able to generate these revenues or achieve profitability in the future. SinoCubate failure to achieve or maintain profitability could negatively impact the value of its securities.

Unstable financial markets

A contraction of market activities, a change in interest rates or a change in currencies in any of the markets where SinoCubate operates could have a negative impact on its business and value of its securities. Financial crisis come and go across the globe.  Recently, the world has been witnessing financial market turmoil of global dimensions, which if occurred again could have a dramatically negative impact on the value of SinoCubate’s securities. Even a limited negative valuation of securities in general, in any of the markets where SinoCubate operates could have a negative impact on its securities.

Competing with local markets in the PRC and world-wide

SinoCubate’s potential future Clients are not limited to list their shares in the United States. SinoCubate’s potential future Clients can choose to list their securities domestically in the PRC or in any other market world-wide that its potential future Clients may consider be more favorable than the United States. SinoCubate’s failure to attract enough Clients, if any, to list their shares in the United States could negatively impact the value of its securities.

Item 3.01 Management Discussion and Analysis or Plan of Operation

Overview

The following discussion of the financial condition and results of operation of SinoCubate, Inc. should be read in conjunction with the financial statements and the notes to those statements included in SinoCubate’s annual report as of December 31, 2009, filed and included in Form 10-K on April 15, 2009, and SinoCubate’s unaudited quarterly financial statements filed and included in 10-Q quarterly reports, filed on May 14, 2009, August 3, 2009 and November 12, 2009 respectively, which is hereby incorporated by reference.

This discussion includes forward-looking statements that involve risk and uncertainties.  As a result of many factors, such as those set forth under “Risk Factors”, actual results may differ materially from those anticipated in the forward-looking statements.

SinoCubate was incorporated under the laws of the State of Florida on May 3, 1989 as Sparta Ventures Corp. and remained inactive until June 27, 1998.  The name of SinoCubate was changed to Thermal Ablation Technologies Corporation on October 8, 1998 and then to Poker.com, Inc. on August 10, 1999.  On September 15, 2003, SinoCubate changed its name to LegalPlay Entertainment Inc. and on November 8, 2006, the name of SinoCubate was changed to Synthenol Inc.  SinoCubate’s business through December 31, 2003 was primarily related to the operations of online gaming.  In 2004, SinoCubate discontinued the online gaming operations and redirected its business strategy to acquisition and marketing of new poker software to on-line gaming websites worldwide.
On August 15, 2008, pursuant to a stock purchase agreement, Viking Investments Group LLC or Viking acquired 366,520 shares of SinoCubate’s common stock from certain of SinoCubate’s stockholders for $350,000 in cash.  In connection with the acquisition of the shares, certain promissory notes and debt in the aggregate principal amount of $243,500 owed to the selling stockholders by SinoCubate were assigned by the stockholders to Viking as reported on a Current Report on Form 8-K filed with the SEC on August 21, 2008.  The shares acquired by Viking represented approximately 50.1% of SinoCubate’s then issued and outstanding capital stock calculated on a diluted basis and the sale of the shares represented a change of control of SinoCubate.

On September 29, 2008, the Board of Directors of SinoCubate ratified the cancellation of shares (aggregate of 20,504 shares) of common stock previously held by SinoCubate in its treasury.  The cancellation of the shares, which were effective on September 23, 2008, reduced the number of issued and outstanding shares of common stock of SinoCubate from 1,016,159 to 995,655 shares.

Effective November 3, 2008, SinoCubate merged with and into its wholly-owned subsidiary, SinoCubate, Inc., a newly formed Nevada corporation, which remained the surviving entity of the merger.  SinoCubate was formed in the State of Nevada on September 11, 2008.  The merger resulted in a change of name of SinoCubate from Synthenol Inc. to SinoCubate, Inc. and a change in the state of incorporation of SinoCubate from Florida to Nevada.  Pursuant to the terms of an agreement and plan of merger dated September 29, 2008 (attached as exhibit to a Definitive Information Statement on Schedule 14C filed with the SEC on October 14, 2008) and effective as of November 3, 2008, SinoCubate possesses all the rights, privileges, powers of Synthenol, Inc., and Synthenol’s debts and liabilities are now debts and liabilities of SinoCubate.  In addition, all the issued and outstanding shares of common stock of Synthenol were automatically converted into shares of SinoCubate common stock at the rate of one share of SinoCubate common stock, par value $0.001 per share.  The articles of incorporation and bylaws of SinoCubate now govern SinoCubate.

Prior to August 15, 2008, SinoCubate disposed of its subsidiaries and made settlements with its creditors, leaving SinoCubate with no significant assets and liabilities. The new management of SinoCubate decided to focus on a new business strategy pursuant to which SinoCubate would seek to enter into contractual arrangements with entities that enables SinoCubate to either purchase outright the assets and/or business operations of such entities or to enter into business arrangements, such as joint ventures or similar combinations with such entities to manage and operate such entities.

On December 15, 2009, SinoCubate, Inc., (“SinoCubate”) entered into a strategic partnership agreement with Viking Investments Group LLC (“Viking”), whereby Viking and SinoCubate will work together and assist various business entities (“Clients”) in the Peoples Republic of China (the “PRC”) in their endeavors to become publicly listed companies in the United States. SinoCubate is neither an underwriter as the term is defined in Section 2(a)(11) of the Securities Act of 1933. SinoCubate is not an investment company pursuant to the Investment Company Act of 1940.  SinoCubate is not an investment adviser pursuant to the Investment Advisers Act of 1940. SinoCubate is not registered with FINRA or SIPC.  SinoCubate is not an investment bank. Inconsideration for its services to potential future Clients, SinoCubate will charge a consultant fee comprising cash or equity, or a combination of both. SinoCubate is a development stage company as defined by Statement of Financial Accounting Standards or SFAS No. 7, “Development Stage Enterprises”.

General and administrative expenses consist primarily of salaries and related expense for executive, finance and other administrative personnel, professional fees, business insurance, rent, general legal activities, and other corporate expenses.

Result of Operations

Critical Accounting Policies

The discussion and analysis of SinoCubate’s financial condition and results of operations are based on its consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States, US GAAP. The preparation of these consolidated financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, SinoCubate evaluates its estimates based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

SinoCubate follows the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin 104 for revenue recognition. In general, SinoCubate record revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, US GAAP requires management to make estimates and assumptions that affect reported amounts of assets and liabilities as of the date of the balance sheet and reported amounts of expenses for the periods presented. Accordingly, actual results could differ from those estimates.

Net profit per share:

Basic net profit per share is computed by dividing net profit by the weighted-average number of common shares outstanding during the periods presented as required by SFAS No. 128, “Earnings Per Share”. SinoCubate incurred a net income of $79,122 for its last fiscal year ended December 31, 2008 as compared with net income loss of $170,950 for the fiscal year ended December 31, 2007. This increase of $250,072 was mainly due to the disposal of certain assets and discharge of certain debt obligations. However, this is irrelevant since SinoCubate now has a substantially higher number of shares issued and outstanding (20,695,655 + 100,000 options to two of its directors, which fully diluted is 20,795,000) compared to the then 995,655 shares).  Further, SinoCubate has now entered into a new business and plan of operation which makes its historical net profit per share irrelevant.

Share structure, major shareholders and management

The following table sets forth information regarding the number of shares of Common Stock beneficially owned on December 17, 2009, by each person who is known by SinoCubate to beneficially own 5% or more of SinoCubate’s Common Stock, each of SinoCubate’s directors and executive officers, and all of SinoCubate’s directors and executive officers, as a group:

Name of Beneficial Owner	No. of Shares		Percentage of Shares Outstanding
Tom Simeo – Viking Investments Group LLC	19,700,000		98.0000%
Philip Wan	50,000	1)	0.0025%
Yung Kong Chin	50,000	2)	0.0025%

Directors and officers as a group (3 persons):	19,800,000		98.0050%

(1)	Includes a warrant to acquire 50,000 shares of Common Stock at $0.26 per share for a period of three years, commencing December 16, 2009.

(2)	Includes a warrant to acquire 50,000 shares of Common Stock at $0.26 per share for a period of three years, commencing December 16, 2009.

Directors and Executive Officers

SinoCubate’s Board of Director’s is composed of three directors.
SinoCubate has vacancies for two independent directors that will be filled shortly.

All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. SinoCubate intends to appoint two additional directors that are considered ‘‘independent’’ under the SEC’s independence standards. Officers are elected annually by the Board of Directors and serve at the discretion of the board.

The following table sets forth information regarding the members of SinoCubate’s Board of Directors and its executive officers. The directors listed below will serve until the next annual meeting of SinoCubate’s stockholders.

Name	Age	Position
Tom Simeo	58	Chairman, President and Chief Executive Officer
Philip Wan	45	Director and Vice President – General Counsel China
Yung Kong Chin	56	Director, Vice President – Senior Analyst China

The principal occupation for the past five years (and, in some instances, for prior years) of each of SinoCubate’s directors and officers are as follows:

Tom Simeo.  Mr. Simeo, has been SinoCubate’s Chief Executive Officer since August 15, 2008, when Viking Investments Group LLC acquired control of SinoCubate.  Mr. Simeo has been the chairman of the Board of Directors of SinoCubate since August 2008.  Mr. Simeo, a corporate lawyer and investment banker, is the founder and managing partner of Viking Investments Group LLC, a Delaware limited liability company established in 1993.  Between 1990 and 1993, Mr. Simeo advised on the financing and private acquisition of state owned companies in former Soviet Bloc countries.  During the years of 1993 through 2004, Mr. Simeo initiated, advised and helped structure investments in United States to foreign private and publicly listed companies.  From early 1980's through 1990, Mr. Simeo was a practicing lawyer in Sweden.  Mr. Simeo is a graduate Jur. kand. (Am. LL.M equivalent) from the University of Lund, Sweden.  Mr. Simeo also studied law at Stockholm University and International Economy at Uppsala University in Sweden.  Mr. Simeo is not a director of any other public company.

Philip Wan. Prior to joining SinoCubate, Mr. Wan was with Linkasia Lawyers based in Shanghai China from 2001 where he became a partner in 2002. LinkAsia is a Chinese law firm with more than 120 lawyers and 30 partners in Shanghai, Beijing and Shenzhen. Over the last decade, Mr. Wan has been practicing law and providing consulting services to international clients and diverse investment projects. These projects have mostly involved cross board investments that pertained to telecommunications, power plants, civic infrastructure, energy and natural resource industries and green-tech projects. Through his professional career and successful representations, Mr. Wan assisted many of his clients to complete their investment and business transactions, and protected their best interests in China and Asia.  Prior to Linkasia Lawyers, Mr. Wan was a legal counsel for 6 years in early 1990’s at Emerson Network Power and Schneider Electrical Investment China. In the year 2004-2008, Mr. Wan served as the China CEO of Linkasia Capital LLP, and managed diverse funds in China and Asia worth 2 billion US dollars, including private equity funds, mutual funds, and venture capital funds. Some of the significant investment projects that he participated in include, joint venture (Merlin-Gerlin Electronics Tianjin, Schneider China Investment), business formation and outsourcing (Libert-Emerson Network, Saha International), venture capital investment (Shanghai Tourism Web), private equity investment (China AME fund), M&A (Vivax Asia), Corporate restructuring (Shanghai GSY). Mr. Wan also extensive experience from Chinese privately owned companies with their foreign IPO listing endeavors on OTCBB and NASDAQ (US listings), ASE (Australian listings), and  AIM (United Kingdom listings).  Mr. Wan is a director of China M&A Association, and a director of the Climate Change Committee of China New Chamber of Commerce. He served as the China legal counsel for Standard & Poor’s Vista Research in 2007-2008.  He is also a frequent speaker at several international conferences including the International Bar Association, Asia Pacific Law Society and SNP’s Vista Society of Industrial Leaders.

Mr. Wan graduated with a LLB from Fudan University (Shanghai, China) and a LLM from Victoria University of Wellington (New Zealand). During 1999-2000, Mr. Wan  was a visiting research follower of the NYU Pollack Center for Law & Business.
Mr. Wan is not a director of any other public company.

Yung Kong Chin. Mr. Chin brings to SinoCubate his vast knowledge and experience from advising and working with Chinese entrepreneurs and companies related to their listings in the United States and Singapore. Mr. Chin is a financial expert related to analyzing Chinese companies, their audit and financial statements and their over-all suitability to be listed in the United States.  During his work with these clients, Mr. Chin has with his strong business acumen shown strong analytical skills that will greatly benefit his position with SinoCubate. Prior to joining SinoCubate, Mr. Chin was between the years of 2007 and 2009 a financial advisory consultant devoting most of his time advising Chinese clients on financial restructuring, pre-audit before going public and pre-IPO investments and on the process of going public in the United States. Between the years of 2003 and 2009, Mr. Chin served as president, chief executive officer, chief financial officer and director of QMIS Capital Finance Pty. Ltd. in Singapore and QMIS Capital Finance Investment Inc. From 1995 to 2002, Mr. Chin was financial controller for the Kwok Group Company in China. Mr. Chin was a practicing auditor and Certified Public Accountant (CPA) with Foo Kon & Tan in Singapore between the years of 1990 and 1994, and with Hanafiah Raslan & Mohmad in Malaysia from 1984 to 1989. Mr. Chin still maintains his membership as a CPA member with the Chartered Association of Certified Accountants (FCCA) in the United Kingdom (UK) and is a Fellow Member of The Association of International Accountants in the UK (FAIA).
Mr. Chin graduated from the University of Hull in the United Kingdom with a Masters of Finance. Mr. Chin is not a director of any other public company

Family Relationships

There are no family relationships among SinoCubate’s directors or executive officers.

Director Compensation

SinoCubate intends to compensate non-management directors through the issuance of stock awards including, without limitation, stock options, restricted stock awards, stock grants and/or stock appreciation rights.

Executive Officer Employment Agreements

SinoCubate has not entered into any employment agreements with any of its senior executive officers.

Executive Compensation

SinoCubate has no arrangements to pay compensation to any if its officers or directors other than reimbursement of expenses.

Indemnification of Directors and Officers

As permitted by the provisions of the Nevada Corporation Law (the ‘‘NCL’’), SinoCubate has the power to indemnify any person made a party to an action, suit or proceeding by reason of the fact that they are or were a director, officer, employee or agent of SinoCubate, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with any such action, suit or proceeding if they acted in good faith and in a manner which they reasonably believed to be in, or not opposed to, SinoCubate’s best interest and, in any criminal action or proceeding, they had no reasonable cause to believe their conduct was unlawful. Termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which they reasonably believed to be in or not opposed to SinoCubate’s best interests, and, in any criminal action or proceeding, they had no reasonable cause to believe their conduct was unlawful.
SinoCubate must indemnify a director, officer, employee or agent who is successful, on the merits or otherwise, in the defense of any action, suit or proceeding, or in defense of any claim, issue, or matter in the proceeding, to which they are a party because they are or were a director, officer, employee or agent, against expenses actually and reasonably incurred by them in connection with the defense.

SinoCubate may provide to pay the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding as the expenses are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that they are not entitled to be indemnified by SinoCubate.

The NCL also permits a corporation to purchase and maintain liability insurance or make other financial arrangements on behalf of any person who is or was

•	a director, officer, employee or agent of the corporation,

•	or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprises.

Such coverage may be for any liability asserted against them and liability and expenses incurred by them in their capacity as a director, officer, employee or agent, or arising out of their status as such, whether or not the corporation has the authority to indemnify them against such liability and expenses.

Insofar as indemnification for liabilities arising under the Securities Act, as amended, may be permitted to officers, directors or persons controlling SinoCubate pursuant to the foregoing provisions, SinoCubate has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is therefore unenforceable.

Employees

SinoCubate currently does not have any employees other than its officers, Mr. Simeo, Mr. Wan and Mr. Chin.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure as set forth in Item 1.01 are hereby incorporated by reference into this Item 3.02

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As part of SinoCubate’s change of business Mr. Tom Simeo elected Mr. Phiip Wan and Yung Kong Chin as SinoCubate’s new directors.  SinoCubate has two vacancies to be filled by independent directors.

Item 5.06 Change in Shell Company Status

As described in Item 1.01 above, which is incorporated by reference into this Item 5.06, SinoCubate adopted on November 19, 2009 a resolution that SinoCubate ceased being a shell company (as defined in Rule 12b-2 under the Exchange Act of 1934, as amended) upon completion of the change of business and acquisition of the Renhuang shares pursuant to the Strategic Partnership Agreement with Viking Invesments.

Item 9.01	EXHIBITS

Number	Description

10.1	Share Exchange Agreement between SinoCubate, Inc. and Viking Investments Group LLC and Viking Investments Group LLC dated December 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, SinoCubate has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2009.

SinoCubate, Inc.

/s/ Tom Simeo
Tom Simeo Chief Executive Officer and President

EXHIBIT INDEX

Number	Description

1	Share Exchange Agreement between SinoCubate, Inc. and Viking Investments Group LLC and Viking Investments Group LLC dated December 19, 2009.
2.	Current Report 10-K dated and filed on April 15, 2009 and is hereby incorporated by reference.
3.	Current Report 10-Q dated and filed on May 14, 2009 and is hereby incorporated by reference.
4.	Current Report 10-Q dated and filed on August 3, 2009 and is hereby incorporated by reference.
5.	Current Report 10-Q dated and filed on November 12, 2009 and is hereby incorporated by reference.